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                                                                    Exhibit 99.1


                               PURCHASE AGREEMENT

                  AGREEMENT made this 30TH day of June, 2001, by and between Richard Melius, having an address at 38 Hartman Hill Road, Huntington, New York 11743 (herein "Seller") and Sentry Builders Corp., a Delaware corporation having an office at 38 Hartman Hill Road, Huntington, New York 11743 (herein "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, Melius is the owner of all the issued and outstanding capital stock of Route 537 Realty Corp. (herein "Route 537") a New York corporation, as evidenced by certificate No. 1 issued for 50 shares thereof; standing in the name of Seller; and

                  WHEREAS, Route 537 is the owner in fee of that certain land with the buildings thereon erected, being in Wrightstown, Burlington County, New Jersey, more particularly described in Schedule A, attached hereto (herein the "Premises"); and

                  WHEREAS, the Premises are the sole asset of Route 537; and

                  WHEREAS, the Premises consist of a motel building, a catering (restaurant) building and the land thereunder each, as well as certain undeveloped land; and

                  WHEREAS, a portion of the Premises are presently leased to a tenant pursuant to a written lease with option to purchase dated as of February 22, 2001;

                  WHEREAS, Buyer has inspected the aforesaid lease document as well as the Premises and is familiar therewith; and

                  WHEREAS, the motel portion of the Premises are used and occupied as a commercial motel; and WHEREAS, Seller is desirous of selling all of his shares in Route 537 to Buyer, who is willing to purchase the same upon the terms and conditions as set forth below.

                  NOW THEREFORE, it is agreed as follows:



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         1. Seller hereby sells to Buyer who purchases from Seller the 50 shares of stock in Route 537 for a total consideration of three million (3,000,000) shares of the authorized but unissued shares of Buyer, five hundred thousand (500,000) shares of which to be delivered simultaneously with the execution hereof and two million five hundred thousand (2,500,000) shares of which are to be delivered on or before September 1, 2001.

         2. Seller acknowledges that the shares of stock of Buyer are traded publicly and therefore the shares to be transferred to Seller pursuant to this Agreement shall bear a legend that they (the shares) are purchased or exchanged for investment purposes only and may not be sold except in conformance with the provisions of the Securities and Exchange Act of 1933.

         3. Upon the execution hereof, Seller will execute a stock power in favor of Buyer evidencing transfer of all of his shares in Route 537 to Buyer. The said stock power shall be properly witnessed in accordance with the standards of the county and state in which execution occurs.

         4. To induce Buyer to purchase all of the outstanding shares of Route 537, Seller, warrants, covenants and represents that::

                  A. Route 537, is a New York corporation, validly incorporated and in good standing. Its charter or certificate of incorporation has not been revoked.

                  B. Route 537 has no employees and is not indebted for wages, social security, disability benefits, pension or retirement payments.

                  C. All of its franchise and income taxes have been fully paid by Route 537 for all applicable periods through June 30, 2001.

                  D. Route 537 is not a party to any agreement of collective bargaining and never has been such party.

                  E. Route 537 is not a party to any litigation in any court of competent jurisdiction to any administrative proceeding. There are no actions threatened against Route 537 and there are not judgments entered against it.





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                  F. Seller's shares in Route 537 are fully paid, non assessable and have not been encumbered in any manner. They are free and clear of all liens. Seller is the owner thereof to the exclusion of all other persons and said shares are not the subject of any other contract or agreement of any kind.

         5. To induce Seller to sell the shares of Route 537, Buyer warrants, covenants and represents that:

                  A. Buyer is a Delaware corporation, validly incorporated and in good standing with the Delaware Department of State. Its charter or certificate of incorporation has not been revoked.

                  B. Buyer, by a duly authorized board of directors resolution, is authorized to execute this agreement and issue to Seller its shares of stock as provided to be issued in this Agreement.

                  C. Although Buyer is presently not authorized to issue the 2.5 million of shares to Seller on September 1, 2001, a special meeting of Buyer's shareholders has been scheduled and legally noticed to be held on August 15, 2001 for the express purpose of enlarging the number of authorized shares of Buyer to seventy-five million (75,000,000) shares. Since a single shareholder is the present owner of 80% of the issued and outstanding shares of Buyer, it is anticipated that the shareholders will overwhelmingly approve an amendment to Buyer's certificate of incorporation and authorize Buyer to issue seventy-five million (75,000,000) shares.

                  D. Buyer has examined the books and records of Route 537 as well as the condition of its sole asset and finds each acceptable and in good condition.

         6. Contemporaneously herewith, the board of directors of Buyer will hold a special meeting thereof and authorize its secretary to execute a resolution approving the terms of this Agreement and direct its appropriate officer to execute it and cause its shares to be issued to Seller as provided herein.

         7. This agreement may not be waived, changed or terminated orally.





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         8. This agreement is deemed made in and shall be governed by the laws of the state of New York.

         9. This agreement may be executed in counterparts, each signed copy of which, when taken together, shall constitute the whole thereof.

         IN WITNESS WHEREOF, the parties hereto have execute this Agreement the day and year first above written.



                                       /s/ Richard Melius
                                       -----------------------------------------
                                           Richard Melius, (Seller)



                                       Sentry Builders, Corp. (Buyer)


                                       By: /s/ Richard Melius
                                           -------------------------------------






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                                   SCHEDULE A
                             DESCRIPTION OF PREMISES

         ALL THAT CERTAIN lot, piece or parcel of land, with the building and improvements thereon erected, situate, lying and being in the Township of Springfield, County of Burlington, State of New Jersey:

         BEGINNING at a point formed by the intersection of the centerline of Monmouth Road, County Route 537 and the centerline of Wrightstown-Trenton Road, County Route 545 and from thence; (1) South 84 degrees 44 minutes 15 seconds West along the centerline of Monmouth Road, County Route 537, 787.42 feet to a point; thence (2) North 02 degrees 10 minutes 45 seconds East, 539.51 feet to a point; thence (3) North 86 degrees 44 minutes 35 seconds East, 592.33 feet to a point in the centerline of Wrightstown-Trenton Road, Country Route 545; thence
(4) South 21 degrees 12 minutes 35 seconds East along the centerline of same
203.79 feet to a point; thence (5) South 17 degrees 35 minutes 45 seconds East along the centerline of same 325.80 feet to the point and place of beginning.

         BEING known as Block 2106, Lot 7 on tax map Township of Springfield, County of Burlington and State of New Jersey.

         EXCEPTING thereout and therefrom the following described lands and premises, which were conveyed by New Jersey Sky Lodge, Inc., a New Jersey Corporation to State of New Jersey by Deed dated January 31, 1967, and recorded February 15, 1967, in the Burlington County Clerk's Office, in Book 1635 of Deeds, page 3476c.

         Parcel 19A and R 198 as indicated on a map entitled "New Jersey State Highway Department, General Property Parcel Map, McGuire A.F.B. Access Road, showing existing right-of-way and Parcels to be acquired in the Township of Springfield, North Hanover and New Hanover, County of Burlington; Scale: as indicated, July 1964".

         Parcel 19A, including specifically all the lands and premises located at about Station 175 +50 L (Base Line A Stationing) bounded on the Northeast by the Southeasterly line of Wrightstown-Georgetown Road, on the South by the Northerly line of Monmouth Road, on the Northwest by the proposed right-of-way line of McGuire A.F.B. Access Road as laid down on the aforesaid map; all eighty hundredths feet to the point and place of beginning.




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